Exhibit 10.1

THIS AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF EXEMPTED LIMITED PARTNERSHIP (THE “AMENDMENT”) OF TMM HOLDINGS II LIMITED PARTNERSHIP (THE “PARTNERSHIP”) is made the 15th of March 2015.

BETWEEN:

(1)	TMM Holdings II GP, ULC, a foreign company registered in the Cayman Islands whose registered office in the Cayman Islands is at P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (the “General Partner”);

(2)	TPG TMM Holdings II, L.P., a Cayman Islands exempted limited partnership whose registered office in the Cayman Islands is at P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (“TPG Cayman”); and

(3)	OCM TMM Holdings II, L.P., a Cayman Islands exempted limited partnership whose registered office in the Cayman Islands is at [Insert Address] (“Oaktree Cayman”).

WHEREAS:

(A)	The Partnership is governed by an amended and restated agreement of exempted limited partnership dated 9 April 2013 (the “Agreement”).

(B)	The General Partner desires to amend the Agreement in accordance with clause 16.1 of the Agreement as set forth in this Amendment, with the written consent of TPG Cayman and Oaktree Cayman with effect from 1 June 2014, to ensure that the General Partner remains obligated to act at all times in good faith in the interests of the Partnership, notwithstanding the adoption of section 19(1) of the Exempted Limited Partnership Law, 2014 of the Cayman Islands.

ACCORDINGLY, IT IS AGREED as follows:

1.	This Amendment shall be effective in amending the Agreement on the terms of this Amendment from 1 June 2014.

2.	Clause 2.6(c) of the Agreement shall be deleted in its entirety.

3.	Except as amended and modified hereby, the terms and provisions of the Agreement remain in full force and effect. Any reference herein to the Agreement and any future reference to the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment and as the same may, from time to time, be hereafter further amended or modified.

4.	This Amendment is made pursuant to and is governed by the laws of the Cayman Islands.

5.	This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, and all the counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed and unconditionally delivered this Amendment as a deed on the date first above written.

GENERAL PARTNER

EXECUTED as a Deed by	)
TMM Holdings II GP, ULC	)
acting by:	)	/s/ Sheryl Palmer
	)	Signature
in the presence of:	)
)
)
/s/ Dawn D. Baxter	)
Witness

TPG CAYMAN

EXECUTED as a Deed by	)
TPG TMM Holdings II L.P.	)
acting by TPG TMM Holdings II GP, ULC,	)
its General Partner, acting by:	)	/s/ Ronald Cami
	)	Name: Ronald Cami
in the presence of:	)	Title: Vice President & Secretary
)
)
/s/ J. Coleman	)
Witness

OAKTREE CAYMAN

EXECUTED as a Deed by	)
OCM TMM Holdings II L.P.	)
acting by: OCM TMM Holdings II GP, ULC	)	/s/ Kenneth Liang /s/ Emily Stephens
	)	Signature
in the presence of:	)	Kenneth Liang Emily Stephens
)
)
/s/ JoBeth A. Linstrot	)
Witness JoBeth A. Linstrot